         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

       SUPPLEMENT DATED OCTOBER 23, 2009 TO PROSPECTUSES DATED MAY 1, 2009

                    Suspension of Dollar Cost Averaging (DCA)
                             Fixed Investment Option

This Supplement announces the suspension of the DCA Fixed Investment Option effective at the close of our business day on October 23, 2009. It supplements prospectuses dated May 1, 2009 for VENTURE(R) VARIABLE ANNUITY (CURRENTLY ISSUED CONTRACTS), VENTURE(R) VARIABLE ANNUITY (PREVIOUSLY ISSUED CONTRACTS), VENTURE(R) III VARIABLE ANNUITY, VENTURE(R) VANTAGE VARIABLE ANNUITY, VENTURE(R) VISION VARIABLE ANNUITY, VENTURE(R) STRATEGY VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued bY John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the Contract you purchase(d) (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 or, in New York, at 1-800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

SUSPENSION OF THE DCA FIXED INVESTMENT OPTION

As of the close of our business day on October 23, 2009, we are suspending the availability of a Fixed Investment Option under our Dollar Cost Averaging Program. You should disregard any references in the Annuity Prospectus to a "DCA Fixed Investment Option" if you have no Contract Value allocated to a "DCA Fixed Investment Option" on October 23, 2009.

Contracts purchased after October 23, 2009 may not allocate Purchase Payments to the DCA Fixed Investment Option.

Contracts purchased on or prior to October 23, 2009 with no Contract values in the DCA Fixed Investment Option may not allocate Additional Purchase Payments to the DCA Fixed Investment Option.

Contracts purchased on or prior to October 23, 2009 with Contract values already held in the DCA Fixed Investment Option may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option on or after October 24, 2009. Any Additional Purchase Payments made on or after October 24, 2009 and allocated to the DCA Fixed Investment Option will be allocated instead to the Destination Funds you selected upon enrollment in the DCA program.

                        SUPPLEMENT DATED OCTOBER 23, 2009

______: 1009   333-70728
               333-70730
               333-70850
               333-71072
               333-71074
               333-70864
               033-79112
               033-46217
               333-83558
               333-138846
               333-61283


                                  Page 1 of 1